UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                 Date of Earliest Event Reported: March 2, 2011


                          RED MOUNTAIN RESOURCES, INC.
                          ----------------------------
               (Exact name of Company as specified in its charter)


                       7609 Ralston Road, Arvada, CO 80002
                       -----------------------------------
                             (Address of Registrant)


                               Teaching Time, Inc.
                               -------------------
          (Former name or former address, if changed since last report)




            Florida                     000-164968                       27-173948
-------------------------------    ----------------------     ---------------------------------
(State or other jurisdiction of      (Commission File           (IRS Employer Identification
         incorporation)                   Number)                         Number)
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                                 (720) 204-1013
                             ---------------------
                 Company's telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
230.425)

[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
Act (17 CFR 240.13e-4(c))




        SECTION 4 - MATTERS RELATED TO ACCOUNTANTS & FINANCIAL STATEMENTS

Item 4.01 - Changes in Registrant's Certifying Accountant.

Lake & Associates, CPAs formerly the independent registered public accountant for Red Mountain Resources, Inc. ("the Company") were dismissed as the Company's independent registered public accountant on March 4, 2011.

On March 2, 2011, the Board of Directors of the Company approved the engagement of new auditors, L J Soldinger Associates, LLC of Deer Park, Illinois to be the Company's independent registered public accountant. No audit committee exists, other than the members of the Board of Directors.

The action to engage new auditors was approved by the Board of Directors. No audit committee exists, other than the members of the Board of Directors.

In connection with audit of the period of January 19, 2010 through January 31, 2010 and the subsequent interim period through the date of this Current Report, no disagreements exist with the former independent registered public accountant on any matter of accounting principles or practices, financial statement disclosure, internal control assessment, or auditing scope of procedure, which disagreements if not resolved to the satisfaction of the former accountant would have caused them to make reference in connection with their report to the subject of the disagreement(s).

The Independent Auditor Report by Lake & Associates, CPAs for the period of January 19, 2010 through January 31, 2010 contained no adverse opinion or disclaimer of opinion nor was qualified or modified as to uncertainty, audit scope, or accounting principle other than the following: the report of Lake & Associates dated February 3, 2010 on our financial statements contained an explanatory paragraph which noted that there was substantial doubt as to our ability to continue as a going concern..

The Company has provided Lake & Associates, CPAs with a copy of the above disclosures and requested that Lake & Associates, CPAs furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statement. A copy of Lake & Associates, CPAs ' letter, dated March 8, 2011 is filed as Exhibit 16.1 to this Current Report on Form 8-K.

During the recent fiscal year ending January 31, 2011, and through the date of this Current Report, the Company has not consulted L J Soldinger Associates, LLC regarding (i) the application of accounting principles to any specified transaction, either completed or proposed, (ii) the type of audit opinion that might be rendered on the Company's financial statements, or (iii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv)) or a reportable event (as defined in Item 304(a)(1)(v)).



                   SECTION 9 FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits

         (d) Exhibits. The following is a complete list of exhibits filed as part of this Report. Exhibit numbers correspond to the numbers in the exhibit table of Item 601 of Regulation S-K.

         Exhibit No.                Description

         16.1 Letter of Change in Certifying Accountant, dated March 8, 2011



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.



                                          RED MOUNTAIN RESOURCES, INC.



                                          By: /s/ Paul Vassilakos
                                              ----------------------------------
                                              Paul Vassilakos, President, Chief
                                              Executive Officer, and Interim
                                              Acting Chief Financial Officer


                                              Date: March 8, 2011